Exhibit 10.44

SECOND AMENDMENT TO

SECOND AMENDED AND SUPPLEMENTAL MORTGAGE, DEED OF TRUST,

SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT

(WITH POWER OF SALE)

June 30, 2003

FROM

BETA OPERATING COMPANY, L.L.C.,

an Oklahoma limited liability company

successor by merger to

RED RIVER ENERGY, L.L.C.,

an Oklahoma limited liability company

FEI#73-1535371

(Mortgagor and Debtor)

TO

MICHAEL M. COATS, TRUSTEE

AND

BANK OF OKLAHOMA, NATIONAL ASSOCIATION

(Mortgagee and Secured Party)

The mailing address of Bank of Oklahoma, National Association, and Trustee is Bank of Oklahoma Tower, P. O. Box 2300, Tulsa, Oklahoma 74192, and the mailing address of Mortgagor and Debtor is 6120 South Yale, Suite 813, Tulsa, Oklahoma 74136.

* * * * * * * * *

This instrument was prepared by Gary R. McSpadden, Crowe & Dunlevy, 500 Kennedy Building, 321 South Boston Avenue, Tulsa, Oklahoma 74103-3313, and contains after-acquired property provisions and covers future advances.

Attention of Recording Officers: This instrument covers oil, gas, minerals and fixtures and is among other things, a chattel mortgage, a fixture filing and a security agreement and financing statement under the Uniform Commercial Code. This instrument is to be filed and recorded as a mortgage and as a financing statement or chattel mortgage (covering fixtures, oil, gas and other minerals) in the real estate records of each County in which the lands of Mortgagor described in Exhibit A hereto are located and, where applicable, is to be tract indexed with respect to all lands described in said Exhibit A. The Oil and Gas included in the Mortgaged Property will be financed at the wellhead of the wells located on the leases or real property constituting a part of the Mortgaged Property. When recorded return to:

Gary R. McSpadden

Crowe & Dunlevy

500 Kennedy Building

321 South Boston Avenue

Tulsa, Oklahoma 74103-3313

NOTWITHSTANDING THE PROVISIONS OF ARTICLE I(C) HEREOF, AND ANY AND ALL REFERENCES HEREIN TO FUTURE ADVANCES, THE MAXIMUM AMOUNT OF INDEBTEDNESS SECURED BY THIS MORTGAGE IN THE STATE OF KANSAS IS $27,900,000.00.

SECOND AMENDMENT TO

SECOND AMENDED AND SUPPLEMENTAL MORTGAGE, DEED OF TRUST,

SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT

(WITH POWER OF SALE)

KNOW ALL MEN BY THESE PRESENTS:

THIS SECOND Amendment to Second Amended and Supplemental Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) (hereinafter referred to as the “Amendment”) dated as of the 30th day of June, 2003, is executed by BETA OPERATING COMPANY, L.L.C., an Oklahoma limited liability company, successor by merger and change of name to Red River Energy, L.L.C., which has a mailing address of 6120 South Yale, Suite 813, Tulsa, Oklahoma 74136 (“Mortgagor”), to MICHAEL M. COATS, as Trustee (hereinafter together with his successors and substitutes in trust, referred to as “Trustee”), whose address is P. O. Box 2300, Tulsa, Oklahoma 74192, and BANK OF OKLAHOMA, NATIONAL ASSOCIATION, which has a mailing address of Bank of Oklahoma Tower, 101 East 2nd Street, P.O. Box 2300, Tulsa, Oklahoma 74192 (“Bank”).

WITNESSETH:

WHEREAS, on or about August 5, 1998, Mortgagor’s predecessor in interest, Red River Energy, L.L.C. (“RRE”) executed and delivered to Trustee and to Bank, as mortgagee, that certain Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) (the “Original Mortgage”) as security for the revolving credit loans made to RRE pursuant to the Revolving Credit Agreement dated as of even date therewith  (the “Original Agreement”) in the maximum principal amount of $25,000,000 (the “Revolver Loan”), which Original Mortgage was recorded in the respective Counties in Oklahoma as more particularly set forth in Schedule I-A annexed hereto and made a part hereof, and which is incorporated herein by reference to the recording data set forth on Schedule I-A with the same force and effect as if fully set forth herein verbatim; and

WHEREAS, on or about March 30, 1999, RRE executed and delivered to Trustee and to Bank, as mortgagee, that certain First Amended and Supplemental Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) (the “First Supplemental  Mortgage) as additional security for the Revolver Loan, the terms of which Revolver Loan were amended by that certain First Amended and Restated Revolving Credit Agreement dated as of March 30, 1999 (the “Restated Agreement”) between and among RRE and Red River Field Services, L.L.C., an Oklahoma limited liability company and a wholly owned subsidiary of RRE (“Services”), jointly and severally as borrowers (RRE and Services, collectively, “Former Borrowers”), and Bank, as lender, and which First Supplemental Mortgage was recorded in the respective Counties in Oklahoma as more particularly set forth in Schedule I-B annexed hereto and made a part hereof, and which is incorporated herein by reference to the recording data set forth on Schedule I-B with the same force and effect as if fully set forth herein verbatim; and

WHEREAS, the terms of the Revolver Loan were subsequently amended by that certain First Amendment to First Amended and Restated Revolving Credit Agreement dated as of February 1, 2000 (the “First Amendment to Restated Agreement”), between and among Former Borrowers and Bank; and

WHEREAS, on or about June 15, 2000, RRE executed and delivered to Trustee and to Bank, as mortgagee, that certain Second Amended and Supplemental Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) (the “Second Supplemental Mortgage”) as additional security for the Revolver Loan, the terms of which Revolver Loan were amended by that certain Second Amendment to First Amended and Restated Revolving Credit Agreement dated as of June 15, 2000 (the “Second Amendment to Restated Agreement”) between and among Former Borrowers and Bank, and which Second Supplemental Mortgage was recorded in the respective counties in Kansas, Oklahoma and Texas as more particularly set forth in Schedule I-C annexed hereto and made a part hereof, and which is incorporated herein by reference to the recording data set forth on Schedule I-C with the same force and effect as if fully set forth herein verbatim; and

WHEREAS, the terms of the Revolver Loan were subsequently amended by that certain Third Amendment to First Amended and Restated Revolving Credit Agreement dated as of March 19, 2001 (the “Third Amendment to Restated Agreement”), between and among Mortgagor, as successor to RRE, and Beta Oil & Gas, Inc. (“Beta Inc.”), jointly and severally as borrowers (Mortgagor and Beta Inc., collectively, “Borrowers”), and Bank, as lender, and further amended by that certain Fourth Amendment to First Amended and Restated Revolving Credit Agreement dated as of March 15, 2002 (the “Fourth Amendment to Restated Agreement”) between and among the Borrowers and the Bank and pursuant to which a $2,900,00 Gudiance Commitment (as therein described and defined) was established and du and payable on a DEMAND basis but in no event later than March 15, 2003; and

WHEREAS, contemporaneously with the execution hereof, Borrowers and Bank have entered into that certain Fifth Amendment to First Amended and Restated Revolving Credit Agreement dated as of even date herewith (the “Fifth Amendment to Restated Agreement”), whereby Bank has agreed to (i) further amend the terms and to extend the maturity of the Revolver Loan until April 1, 2005 and (ii) extend and renew the Guidance Commitment to Borrowers in the maximum principal amount of $3,350,000.00 (“Guidance Loan”) on a DEMAND basis but in no event later than April 1, 2004, which borrowings shall be evidenced by the Revolver Note and the Guidance Note described in Section 1.1(a) hereof  (the Original Agreement, the Restated Agreement, and the First, Second, Third,  Fourth and Fifth Amendments to Restated Agreement, are hereinafter referred to, collectively, as the “Loan Agreement”); as secured by the First Amendment to Second Amended and Supplemental Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) dated as of March 15, 2002, between and among the Mortgagor, as grantor and borrower, the Trustee for the Bank as the beneficiary thereof and the Bank, as lender and secured party (the “Second Amendment to Mortgage”);

WHEREAS, in order to induce Bank to agree to amend the terms and to extend the maturity of the Revolver Loan and to extend and renew the Guidance Loan, Mortgagor has agreed to ratify, confirm and continue the liens, pledges and assignments of the Original Mortgage, First Supplemental Mortgage, the Second Supplement Mortgage and the Second Amendment to Mortgage (collectively, the “Existing Mortgage”), pursuant to the terms and provisions of this Amendment, as collateral and security for the Indebtedness described and defined herein and in the Loan Agreement; and

WHEREAS, for purposes of this Amendment, “Lands described in Exhibit A” shall include any lands, the description of which is contained in Exhibit A attached hereto (or in Exhibit A to the Existing Mortgage which has been filed of record and recorded as set forth in Schedule I attached hereto or is incorporated in Exhibit A by reference to another instrument or document), and shall also include any lands now or hereafter unitized or pooled with lands which are either described in Exhibit A or the description of which is incorporated in Exhibit A by reference; and

WHEREAS, Mortgagor represents that all acts necessary to constitute the Existing Mortgage, as amended by this Amendment, a valid mortgage, deed of trust, security agreement, financing statement and assignment with respect to the right, title and interest of Mortgagor in the Mortgaged Property as security for the Indebtedness as defined in the Existing Mortgage, as amended by this Amendment, have been done;

NOW, THEREFORE, Mortgagor, for and in consideration of the premises and of the debts and Indebtedness herein mentioned, has granted, bargained, sold, warranted, mortgaged, assigned, pledged, transferred and conveyed, with power of sale, and by these presents does grant, bargain, sell, warrant, mortgage, assign, pledge, transfer and convey unto Trustee and Trustee’s successors and assigns, for the use and benefit of Bank, with power of sale, all of Mortgagor’s right, title and interest, whether now owned or hereafter acquired, in:

Granting Clause One

The Lands described in Exhibit A, and the Oil and gas leases, the mineral, overriding royalty, royalty and other interests which cover or relate to the Lands described in Exhibit A, whether or not such rights, titles and interests be correctly or sufficiently described or referred to therein,

Granting Clause Two

The right to operate and the operating, unitization and pooling agreements and orders of regulatory agencies providing for pooling and unitization (whether now or hereafter made) and the properties covered and the units created thereby (including all units formed under orders, regulations, rules or other official acts of any federal, state, provincial or other governmental agency having jurisdiction) which are specifically described in Exhibit A or which relate to any of the properties and interests described in Exhibit A whether or not such agreements and orders be described in said Exhibit A, and the operating agreements, transportation contracts, lease records, well records and production records which relate to any of the properties and interests described in Exhibit A,

Granting Clause Three

The Hydrocarbons which are in, under, upon, produced or to be produced from the Lands described in Exhibit A, including without limitation, all As-Extracted Collateral [as that term is defined in Article 9 of the Uniform Commercial Code in effect from time to time in one or more of the states in which the Mortgaged Property or a portion thereof is situated (“UCC”)],

Granting Clause Four

The Production Sale Contracts,

Granting Clause Five

The Operating Equipment, and

Granting Clause Six

All other interests of every kind and character in all Oil and Gas Properties and the real and personal properties included therein which Mortgagor may now own or hereafter acquire at any time prior to the payment in full of all Indebtedness, together with any and all corrections or amendments to, or renewals, extensions or ratifications of, any of the same, or of any instrument relating thereto, and all rights-of-way, franchises, permits, licenses, improvements, easements, tenements, hereditaments and appurtenances now existing or in the future obtained in connection with any of the aforesaid, and all other things of value and incident thereto which Mortgagor might at any time have been or may hereafter become entitled to, all the aforesaid properties, rights and interests, together with any additions thereto which may be subjected to the lien of this instrument by means of supplements hereto (all of the above together with Mortgagor’s interest in the Mortgaged Property described in the Existing Mortgage being hereinafter called the “Mortgaged Property”).

Subject, however, to the condition that Trustee and Bank shall not be liable in any respect for the performance of any covenant or obligation of Mortgagor in respect of the Mortgaged Property.

2

TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular the rights, privileges, contracts and appurtenances now or hereafter at any time before the foreclosure or release hereof, in anywise appertaining or belonging thereto, unto Trustee and to Trustee’s successors, assigns or substitutes hereunder and to their successors and assigns, forever, and Mortgagor hereby binds and obligates itself and its successors and assigns, to warrant and forever defend, all and singular, the Mortgaged Property unto Trustee and Trustee’s successors, assigns or substitutes hereunder and to its successors and assigns, against the lawful claims of any and all persons whomsoever claiming, or to claim the same, or any part thereof.

This conveyance is made upon the terms and provisions hereinafter set out, to secure the full and final payment of all sums owing or to become owing, including principal, interest and attorneys’ fees, upon the Notes and the other Indebtedness to Bank described in Article I below.

And Mortgagor for itself and its successors in interest has COVENANTED, DECLARED AND AGREED with Trustee for the use and benefit of Bank and its successors and assigns and does by these presents COVENANT, DECLARE AND AGREE as follows:

ARTICLE I

Unless otherwise indicated herein and notwithstanding anything contained in the Existing Mortgage, the following terms as used herein and in the Existing Mortgage, as amended and supplemented by this Amendment, shall have the following respective meanings (and the Existing Mortgage is hereby amended to reflect said meanings):

A.                                   the “Mortgage” shall be deemed to refer to the Existing Mortgage as amended by  this Amendment;

B.                                     the “Indebtedness” shall be deemed to refer to the Indebtedness described in the Existing Mortgage, as amended by the Notes described below; and

C.                                     the “Note” is  hereby amended to “Notes” by the substitution of the following subparagraph (a) to subparagraph (a) of Article 1.1 contained in the Existing Mortgage:

“(a)                            Particularly Described Notes:

(i) All amounts owing or to become owing upon that certain Revolving Credit Note executed, jointly and severally, by Beta Oil & Gas, Inc., a Nevada corporation, and Beta Operating Company, L.L.C., an Oklahoma limited liability company, as of June 30, 2003, payable to the order of Bank in the maximum principal amount of $25,000,000.00 with a final stated maturity date of April 1, 2005 (the “Revolver Note”); and

(ii) All amounts owing or to become owing upon that certain Master ISDA Agreement (as defined and described in the Fifth Amendment to Restated Agreement) governing the Guidance Commitment extended by the Bank on a joint and several basis by Beta Oil & Gas, Inc., a Nevada corporation, and Beta Operating Company, L.L.C., an Oklahoma limited liability company, as of June 30, 2003, in the maximum principal amount of $3,350,000.00 and payable ON DEMAND but in no event later than April 1, 2004 (the “ISDA”).

The Revolver Note and the ISDA are collectively referred to herein as the “Notes.”  After maturity (whether by acceleration or otherwise) the Notes shall bear interest at the Default Rate, payable on demand.  The Notes also contain customary provisions for acceleration of maturity in the event of the contingencies therein stated, all as provided and set out in the Notes which are incorporated herein by reference and made a part hereof for all purposes.”

Any term used in this Amendment which is defined or explained in the Existing Mortgage shall have the respective meaning ascribed to it in the Existing Mortgage, unless the definition or meaning of said term is amended, modified or supplemented hereby or unless the context hereof otherwise requires.

ARTICLE II

2.1                                 Mortgagor hereby TRANSFERS, ASSIGNS, GRANTS, CONVEYS AND SETS OVER to Bank and its successors in interest as the holder of the Indebtedness secured hereby, and grants to Bank as Secured Party a security interest in all of the items, properties, interests and things described in subsections (a), (b) and (c) of Section 3.1 of the Existing Mortgage which are hereby repeated and incorporated herein by reference.

2.2                                 Mortgagor, as Debtor, expressly GRANTS unto Bank, as Secured Party, a security interest in all of the Mortgaged Property (now or hereafter existing including all proceeds and products thereof) which may be subject to the UCC, and Mortgagor grants unto Bank a security interest in all present and future Accounts, Contract Rights, Inventory, Equipment, General Intangibles, Payment Intangibles, Instruments (including promissory notes), Chattel Paper (including electronic chattel paper), Supporting Obligations, Letter of Credit Rights, Investment Property, Deposit Accounts and any and all Proceeds of any of the foregoing (as such terms are defined in Article 9 of the UCC) relating to or arising out of the sale or other disposition of oil, gas, as-extracted collateral and other Hydrocarbons from time to time produced from the Mortgaged Property.

3

ARTICLE III

Mortgagor agrees that its interests in the Mortgaged Property shall remain mortgaged, hypothecated and pledged until full and final payment of the principal of and interest on the Notes and any and all other amounts owing by Mortgagor to Bank, including the Indebtedness, and hereby binds Mortgagor, and its successors and assigns, not to sell, alienate or encumber the Mortgaged Property or any part thereof to the prejudice hereof.

ARTICLE IV

4.1                                 Except as expressly amended by this Amendment, the Existing Mortgage is in all respects ratified and confirmed, and all the terms, provisions, representations, warranties, covenants and conditions thereof shall be and remain in full force and effect.

4.2                                 Mortgagor hereby covenants and warrants that no liens, charges or encumbrances have been created by Mortgagor on any of the Mortgaged Property subsequent to the execution and delivery of the Existing Mortgage as amended by this Amendment, except the lien hereof.

ARTICLE V

Mortgagor hereby confers on Bank the power to sell the Mortgaged Property and the interests of all other persons therein in the manner provided in the “Oklahoma Power of Sale Mortgage Foreclosure Act,” 46 O.S. 1991, §§ 40-49, inclusive, as the same may be hereafter amended.  Bank, at its option, may either exercise the power of sale or foreclose this Mortgage as provided by law.

ARTICLE VI

This Amendment is being executed in counterparts, each of which is an original except, to facilitate recordation, (1) in those counties where tract indexing is not conducted, Exhibit A may be omitted and reference is hereby made to Exhibit A to the Existing Mortgage for all purposes, and (2) in any particular counterpart portions of Exhibit A hereto which describe properties situated in Counties other than the County in which such counterpart is to be recorded may have been omitted; provided, however, counterparts with complete Exhibit A are being delivered to Bank.

A POWER OF SALE HAS BEEN GRANTED IN YOUR MORTGAGE BY THIS AMENDMENT THERETO.  A POWER OF SALE MAY ALLOW BANK (MORTGAGEE) TO TAKE THE MORTGAGED PROPERTY AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.

IN WITNESS WHEREOF, this Amendment is executed as of the day and year first above written.

BETA OPERATING COMPANY, L.L.C., an Oklahoma limited liability company, formerly
Red River Energy, L.L.C., an Oklahoma limited liability company

By
Steve Antry, President and Manager

“Mortgagor”

Michael M. Coats, Trustee

BANK OF OKLAHOMA, NATIONAL ASSOCIATION

By
Wes W. Webb, Vice President

“Bank”

4

STATE OF OKLAHOMA )
) ss.
COUNTY OF TULSA	)

The foregoing instrument was acknowledged before me this            day of                        , 200, by Steve Antry, as President and Manager of Beta Operating Company, L.L.C., an Oklahoma limited liability company.

My Commission Number:
Notary Public
My Commission Expires:

Typed or Printed Name

[SEAL]

STATE OF OKLAHOMA )
) ss.
COUNTY OF TULSA	)

The foregoing instrument was acknowledged before me this          day of                      , 2003, by Michael M. Coats, as Trustee.

My Commission Number:
Notary Public
My Commission Expires:

Typed or Printed Name

[SEAL]

STATE OF OKLAHOMA )
) ss.
COUNTY OF TULSA	)

The foregoing instrument was acknowledged before me this                 day of                  , 2003, by Wes W. Webb, as Vice President of Bank of Oklahoma, National Association.

My Commission Number:
Notary Public
My Commission Expires:

Typed or Printed Name

[SEAL]

5

SCHEDULE 1

SCHEDULE I-A

Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) dated August 5, 1998, from Red River Energy, L.L.C., as mortgagor, to Michael M. Coats, Trustee, and Bank of Oklahoma, National Association, as mortgagee

Recording Office	Book	Page	Recording Date
Canadian County, OK	2178	610	8/17/98
Kingfisher County, OK	1608	88	8/14/98
Logan County, OK	1475	1	8/17/98
Oklahoma County, OK	7378	1238	8/12/98

SCHEDULE I-B

First Amended and Supplemental Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) dated as of March 30, 1999, from Red River Energy, L.L.C., as mortgagor, to Michael M. Coats, Trustee, and Bank of Oklahoma, National Association, as mortgagee

Recording Office	Book	Page	Recording Date
McIntosh County, Oklahoma	534	290	April 2, 1999
Okmulgee County, Oklahoma	1659	98	April 5, 1999

SCHEDULE I-C

Second Amended and Supplemental Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale) dated as of June 15, 2000, from Red River Energy, L.L.C., as mortgagor, to Michael M. Coats, Trustee, and Bank of Oklahoma, National Association, as mortgagee

Recording Office	Book	Page	Recording Date
Reno County, Kansas	728	134	July 10, 2000
Stafford County, Kansas	154	292	July 11, 2000
Sumner County, Kansas	550	105	July 11, 2000
Alfalfa County, Oklahoma	549	204	June 23, 2000
Canadian County, Oklahoma	2352	595	June 26, 2000
Carter County, Oklahoma	3539	121	June 23, 2000
Garvin County, Oklahoma	1570	937	June 26, 2000
Grant County, Oklahoma	528	588	June 23, 2000
Kingfisher County, Oklahoma	1702	182	June 23, 2000
Logan County, Oklahoma	1551	242	June 28, 2000
Love County, Oklahoma	540	747	June 23, 2000
McClain County, Oklahoma	1549	331	June 26, 2000
McIntosh County, Oklahoma	561	269	June 22, 2000
Oklahoma County, Oklahoma	7865	1417	June 23, 2000
Okmulgee County, Oklahoma	1692	742	June 22, 2000
Osage County, Oklahoma	1020	0799	June 22, 2000
Washita County, Oklahoma	907	359	June 23, 2000
Brazoria County, Texas	#00-026493		June 23, 2000
Colorado County, Texas	340	324	June 23, 2000
Cooke County, Texas	1100	334	June 26, 2000
Duval County, Texas	290	303	June 23, 2000
Grayson County, Texas	2944	694	June 23, 2000
Harris County, Texas	533-07	710	June 26, 2000
Pecos County, Texas	735	365	June 23, 2000
Rains County, Texas	382	445	June 23, 2000
Reeves County, Texas	619	616	June 27, 2000
Roberts County, Texas	97	288	June 29, 2000
Ward County, Texas	695	127	June 23, 2000
Winkler County, Texas	472	299	June 23, 2000

SCHEDULE 1-D

First Amendment to Second Amended and Supplemental Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment (with Power of Sale)dated as of March 15, 2002 from Beta Operating Company, LLC, as grantor and mortgagor, to the Michael M. Coats, Trustee, and Bank of Oklahoma, N. A:

EXHIBIT A

To Second Amendment to Second Supplemental Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment dated as of June 30, 2003, from BETA OPERATING COMPANY, L.L.C., an Oklahoma limited liability company, as mortgagor and debtor, to MICHAEL M. COATS, trustee, for the benefit of BANK OF OKLAHOMA, NATIONAL ASSOCIATION, as mortgagee and secured party: